SENIOR HIGH
INCOME
PORTFOLIO, INC.







FUND LOGO







Semi-Annual Report

August 31, 1996




This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER

On April 19, 1996, Senior High Income Portfolio, Inc. merged with Senior High Income Portfolio II, Inc. and Senior Strategic Income Fund, Inc. The purpose of the merger was to spread the operating costs of similar funds over a larger asset base, thereby reducing the expense ratio of the funds. The investment objective of the Portfolio remains unchanged: to seek to provide shareholders with high current income by investing primarily in senior debt obligations of companies, including portions of corporate loans made by banks and other financial institutions and both publicly offered and privately placed corporate bonds and notes. The securities by and large are rated in the lower rating categories of the established agencies or are unrated, as is commonly the case with bank loans.

For the six months ended August 31, 1996, the Portfolio's total investment return was +3.53%, based on a change in per share net asset value from $9.21 to $9.06, and assuming reinvestment of $0.461 per share income dividends. During the same period, the net annualized yield of the Portfolio's Common Stock was 10.21%. Since inception (April 30, 1993) through August 31, 1996, the total investment return on the Portfolio's Common Stock was +31.40%, based on a change in per share net asset value from $9.50 to $9.06, and assuming reinvestment of $2.922 per share income dividends. At the end of the August period, the Portfolio was 17.7% leveraged, having borrowed $97 million of its $220 million line of credit available at an average borrowing cost of 5.93%. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

As of August 31, 1996, the Portfolio paid out a regular monthly dividend at an annualized rate of 9.25% so that the Portfolio could maintain a more stable level of distributions. Monthly dividends are limited to the lesser of the targeted monthly dividend rate in effect and the amount of previously undistributed net investment income held by the Portfolio. For Federal income tax purposes, the Portfolio is required to distribute substantially all of its net investment income for each calendar year. All net realized long-term and short-term capital gains, if any, will be distributed to the Portfolio's shareholders annually. The targeted monthly dividend rate has increased from an annualized rate of 8.0% since September 1993.

The Environment
The Federal Reserve Board has held short-term interest rates steady since the 25 basis point (0.25%) easing in January 1996. Strong gross domestic product and employment growth have failed to significantly increase inflation, prompting the Federal Reserve Board to maintain a neutral stance regarding interest rates. Fixed-income investors, on the other hand, continue to fear inflation and greet any signs of inflation with additional selling. The ten-year US Treasury bond yield rose from 5.6% in mid-February to over 7.0% by mid-July. Concerns about higher interest rates and disappointing earnings reports by technology companies negatively impacted the stock market, with technology stocks leading the slump from early summer record levels. (However, after the close of the August reporting period, US stock prices rose to new historic high levels.)

Economic growth positively impacts most of the issuers in the leveraged loan and bond markets, leading to improved credit quality. Investors attracted by the higher yields available in these asset classes are willing to accept higher risk premiums when the outlook for financial performance is good and default rates are low. Demand for bank loans continued to be fueled by mutual fund inflows and increased participation by insurance companies, hedge funds and structured institutional funds. This demand has outpaced supply, despite first half 1996 leveraged loan (defined as the London Interbank Offered Rate +1.50% or more) new-issue volume growth of more than 50% over the first half of 1995. Insufficient new-issue supply forced loan buyers to turn to the secondary market, pushing bids for many leveraged term loans consistently above par and contributing to very strong secondary market liquidity.

High-yield bonds experienced a similar excess of demand during the period ended August 31, 1996. Mutual fund inflows reached record levels, while insurance companies and pension advisers increased allocations to the asset class. Receding fears of recession have also forced portfolio managers to reassess often large cash positions, adding additional liquidity to the market. Despite compression of the spread between the Merrill Lynch High Yield Master Index and the ten-year Treasury bond from a high of 379 basis points in early March to 338 basis points by the end of August, investors find the premium attached to high-yield bonds attractive, particularly in light of improving financial performance and low default rates. Issuers proved eager to satisfy this demand, selling $50.3 billion in new issues during the first eight months of 1996, an 80.3% increase over 1995. Most new issues have been well oversubscribed, resulting in pricing at or below the low end of price estimates and in secondary market premiums shortly after issuance.

Most industry groups benefited from high-yield loan and bond market strength. Media and communications issues proved particularly active in response to ongoing consolidation driven by deregulation and the introduction of new technologies. Investors did exhibit discrimination towards some issues by communications issuers with no track record, limited equity backing and unproven technology, forcing restructuring or cancellation of these issues. Basic commodities industries, such as paper and metals manufacturing, outperformed as late 1995/early 1996 product pricing pressures eased, allowing price stability or, in some cases, price increases. Retailing issues produced mixed results. Specialty retailers performed quite well while home improvement and discount chains suffered under the weight of competition from better capitalized, more efficient rivals.

Portfolio Strategy
At August 31, 1996, floating rate investments totaled 43.8% of the Portfolio's net assets, primarily corporate loans, and fixed-rate high-yield bonds totaled 56.2%. Approximately $86 million was available for additional borrowing under the Portfolio's leverage facility, based on the Portfolio's August 31, 1996 borrowing base. We did not aggressively use the Portfolio's leverage facility during the period because of the limited supply of new floating rate investments and the relatively fully priced nature of many fixed-rate investments.

During the six-month period ended August 31, 1996, we continued to focus on increasing the Portfolio's floating rate exposure. Several factors served to limit our success in achieving a greater floating rate weighting. First, demand for new floating rate issues resulted in price competition among underwriting banks, forcing down borrowing spreads to unattractive levels. Demand also reduced allocations of new issues. Third, refinancings of existing investments often occurred at lower spreads, reflecting demand and improved credit quality, thereby eliminating existing investments without providing new investment opportunities. Finally, the secondary market provided few opportunities to invest in issues to which the Portfolio does not already have exposure.

Consequently, we centered on attractive high-yield bond investments. During the period, we invested in several new issues of companies with solid market positions that exhibit long-term growth potential. Examples include Chiquita Brands International Inc., the leading banana distributor in the world; Hayes Wheels International, Inc., a leading manufacturer of wheels and other components for vehicles, and K&F Industries, Inc., a leading manufacturer of aerospace components. We also invested in secondary market purchases of bonds of companies that may have experienced short-term earnings disappointments, but whose long-term prospects represented attractive total return potential. Examples of this include Grand Union Co., a grocery store chain that recently received a significant equity infusion. The Portfolio remained focused on cash pay bonds of issuers with current cash flow and avoided deferred payment or zero-coupon bonds of companies with no cash flow and massive capital spending needs. We also took advantage of strong markets to take profits in issues that may have traded ahead of their underlying credit fundamentals.

Looking forward, we will continue to emphasize floating rate investments as well as look for both buy and sell bond opportunities that we expect to enhance the return of the Portfolio. As always, credit quality will remain a high priority.

At August 31, 1996, the Portfolio's floating rate investments were diversified across 37 borrowers in 22 industries, and fixed-rate investments were diversified across 101 borrowers in 32 industries. The largest industry concentrations were: paper (11.1% of total assets); health services (7.8%); broadcast--radio & TV (7.7%); metals & mining (6.7%); and food & kindred products (7.3%).

In Conclusion
We appreciate your ongoing investment in Senior High Income
Portfolio, Inc., and welcome our newest shareholders. We look forward to reviewing our strategy with you again in our upcoming annual report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(John W. Fraser)
John W. Fraser
Vice President and Portfolio Manager







(R. Douglas Henderson)
R. Douglas Henderson
Vice President and Portfolio Manager



October 16, 1996



THE BENEFITS AND RISKS OF LEVERAGING


Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the preferred stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



SCHEDULE OF INVESTMENTS                                                                                   (In Thousands)
                        Face                                                  Loan      Moody's    Stated        Value
Industries             Amount         Corporate Debt Obligations+++           Type      Rating    Maturity**   (Note 1b)
Advertising--        $  2,000    Adams Outdoor Adventure LP                   --          B2       3/15/06     $   2,055
2.7%                    5,000    Lamar Advertising Co.                        --          B2       5/15/03         5,225
                        2,500    Outdoor Systems, Inc.                        Term B      NR*     12/31/02         2,503
                        2,500    Outdoor Systems, Inc.                        Term C      NR*     12/31/03         2,504

                                 Total Advertising (Cost--$11,944)                                                12,287

Agricultural            2,000    Fresh Del Monte Produce N.V.                 --          Caa      5/01/03         1,870
Products--
0.4%                             Total Agricultural Products
                                 (Cost--$2,025)                                                                    1,870

Aircraft &              2,000    Airplanes Pass Through Trust                 --          Ba2      3/15/19         2,115
Parts--5.3%             5,000    BE Aerospace, Inc.                           --          Ba3      3/01/03         5,100
                        2,240    Gulfstream Delaware Corp.                    Term        NR*      3/31/98         2,241
                        1,117    Gulfstream Delaware Corp.                    Term A      NR*      3/31/98         1,118
                        4,500    Gulfstream Delaware Corp.                    Term B      NR*      3/31/98         4,501
                        1,000  ++K&F Industries, Inc., Senior Sub Notes       --          B2       9/01/04         1,014
                        4,000    Talley Manufacturing & Technology, Inc.      --          B2      10/15/03         4,165
                        3,000    UNC, Inc.                                    --          B1       7/15/03         2,940
                        1,000  ++UNC, Inc.                                    --          B3       6/01/06         1,040

                                 Total Aircraft & Parts (Cost--$23,837)                                           24,234

Amusement &             4,912    AMF Group, Inc.                              Term        Ba3      3/31/01         4,925
Recreational            1,500  ++Cobb Theatres LLC                            --          B2       3/01/03         1,552
Services--1.6%          1,000    Plitt Theaters, Inc.                         --          B3       6/15/04         1,016

                                 Total Amusement & Recreational
                                 Services (Cost--$7,462)                                                           7,493

Automotive &           11,848    Collins & Aikman Corp.                       Term B      B1      12/31/02        11,840
Equipment--             1,000  ++Delco Remy International Inc.                --          B2       8/01/06         1,017
5.1%                    2,000    Harvard Industries, Inc.                     --          B2       7/15/04         1,800
                        1,000    Harvard Industries, Inc.                     --          B3       8/01/05           870
                        2,000    Hayes Wheels International, Inc.,
                                 Senior Sub Notes                             --          B3       7/15/06         2,055
                        2,000    JPS Automotive Products Corp.                --          B2       6/15/01         2,050
                        4,000    Walbro Corp.                                 --          Ba3      7/15/05         4,000

                                 Total Automotive & Equipment (Cost--$23,783)                                     23,632

Broadcast--             4,910    American Media, Inc.                         Term B      NR*      9/30/02         4,885
Radio & TV              1,000    American Radio Systems Corp., Senior
--9.4%                           Sub Notes                                    --          B2       2/01/06           965
                        5,000    CAI Wireless Systems, Inc.                   --          B3       9/15/02         5,150
                        1,000    Continental Cablevision, Inc.                --          Ba2      9/15/01         1,035
                        2,500    Continental Cablevision, Inc.                --          Ba2      8/15/03         2,610
                        4,000    Granite Broadcasting Corp., Senior
                                 Sub Notes                                    --          B3       5/15/05         4,000
                        3,000    Lenfest Communications Inc.                  --          Ba3     11/01/05         2,775
                        5,000    Mobilemedia Communications, Inc.             Term B      B1       6/30/03         5,015
                        5,000    Rifkin Acquisition Partners LP, Senior
                                 Sub Notes                                    --          B3       1/15/06         5,000
                        3,000    Sinclair Broadcasting Group, Inc.            Term B      Ba3     11/30/03         3,019
                        5,000    Telewest Communications PLC                  --          B1      10/01/06         4,950
                        4,000    Young Broadcasting Corp., Senior
                                 Sub Notes                                    --          B2       2/15/05         3,960

                                 Total Broadcast--Radio & TV (Cost--$43,497)                                      43,364

Building                9,992    National Gypsum                              Term B      Ba3      9/20/03        10,029
Materials--2.9%         3,000    Schuller International Group                 --          Ba3     12/15/04         3,255

                                 Total Building Materials (Cost--$12,972)                                         13,284

SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                        Face                                                  Loan      Moody's    Stated        Value
Industries             Amount         Corporate Debt Obligations+++           Type      Rating    Maturity**   (Note 1b)
Building &           $  3,000    Presley Companies                            --          B3       7/01/01     $   2,872
Construction--
0.6%

                                 Total Building & Construction (Cost--$3,000)                                      2,872

Cable--2.6%            12,000    Marcus Cable Co.                             Term B      NR*      4/30/04        12,068

                                 Total Cable (Cost--$11,917)                                                      12,068

Casinos--1.7%           3,500    GB Property Funding Corp.                    --          B2       1/15/04         3,045
                        1,500    Harvey Casinos Resorts, Senior
                                 Sub Notes                                    --          B2       6/01/06         1,545
                        1,000    Players International, Inc.                  --          Ba3      4/15/05           980
                        2,500    Trump Atlantic City Association/
                                 Funding Inc.                                 --          B1       5/01/06         2,388

                                 Total Casinos (Cost--$8,500)                                                      7,958

Chemicals--2.5%         3,000    Acetex Corp.                                 --          B1      10/01/03         2,872
                        1,500    Borden Chemicals and Plastics LP             --          Ba2      5/01/05         1,492
                        1,481    Freedom Chemical Company                     Term B      Ba3      6/30/02         1,478
                        5,816    Inspec Chemical Corp.                        Term B      NR*     12/02/00         5,836

                                 Total Chemicals (Cost--$11,724)                                                  11,678

Consumer                4,000    Coty, Inc., Senior Sub Notes                 --          Ba3      5/01/05         4,240
Products--1.5%          3,000  ++Remington Arms Company, Inc., Senior
                                 Sub Notes                                    --          B3      12/01/03         2,753

                                 Total Consumer Products (Cost--$6,752)                                            6,993

Diversified--           3,000    Essex Group Inc.                             --          B1       5/01/03         3,037
2.5%                    1,687    Intermetro Acquisition                       Term B      NR*      6/30/03         1,691
                        1,313    Intermetro Acquisition                       Term C      NR*      6/30/04         1,316
                        3,000    J.B. Poindexter & Co., Inc.                  --          B2       5/15/04         2,857
                        3,000    Valcor Inc.                                  --          B1      11/01/03         2,700

                                 Total Diversified (Cost--$11,988)                                                11,601

Drug/Proprietary        6,040    Duane Reade Co.                              Term A      NR*      9/30/97         5,851
Stores--2.7%            1,500    Duane Reade Co.                              Term B      NR*      9/30/99         1,453
                        1,663    Smith Food & Drug Centers, Inc.              Term B      Ba3     11/30/03         1,675
                        1,663    Smith Food & Drug Centers, Inc.              Term C      Ba3     11/30/04         1,676
                        1,663    Smith Food & Drug Centers, Inc.              Term D      Ba3      8/31/05         1,677

                                 Total Drug/Proprietary Stores (Cost--$12,481)                                    12,332

Educational             5,000    La Petite Holdings Corp.                     --          B3     8/01/2001         4,550
Services--1.0%

                                 Total Educational Services (Cost--$5,000)                                         4,550

Electronics/            2,000    Advanced Micro Devices Inc.                  --          Ba1      8/01/03         2,025
Electrical              3,000    Exide Electronics Corp., Senior
Components--                     Sub Notes                                    --          B3       3/15/06         3,157
3.0%                    3,994    International Wire Group, Inc.               Term B      NR*      9/30/02         4,000
                        1,865    Tracor Inc.                                  Term B      Ba3     10/31/00         1,871
                        2,860    Tracor Inc.                                  Term C      Ba3      4/30/01         2,869

                                 Total Electronics/Electrical Components (Cost--$13,635)                          13,922

Energy--1.5%            2,000    Maxus Energy Corp.                           --          B1      11/01/03         1,950
                        4,000    Mesa Operating Co., Senior Sub Notes         --          B2       7/01/06         4,180
                        1,000    Plains Resources, Inc., Senior
                                 Sub Notes                                    --          B2       3/15/06         1,020

                                 Total Energy (Cost--$6,918)                                                       7,150


SCHEDULE OF INVESTMENTS (Continued)                                                                       (In Thousands)
                        Face                                                  Loan      Moody's    Stated        Value
Industries             Amount         Corporate Debt Obligations+++           Type      Rating    Maturity**   (Note 1b)
Fertilizer--         $  7,500    Viridian Corp.                               --          Ba3      4/01/03     $   7,772
1.9%                    1,000    Viridian Corp.                               --          Ba3      3/31/14         1,080

                                 Total Fertilizer (Cost--$8,525)                                                   8,852

Financial--1.1%         5,000    Continental AG                               --          NR*      7/31/02         5,003

                                 Total Financial (Cost--$5,000)                                                    5,003

Food & Kindred          2,992    American Italian Pasta Company               Term C      NR*      2/28/04         2,966
Products--8.8%          3,000    Chiquita Brands International Inc.           --          B1      11/01/06         3,090
                        3,000    Eagle Food Centers Inc.                      --          Ba3      4/15/00         2,760
                        4,907    President Baking Company                     Term B      NR*      9/30/00         4,895
                        4,721    SC International Services, Inc.              Caterair    B2       9/15/01         4,745
                        5,887    SC International Services, Inc.              SCIB        B2       9/15/02         5,916
                        1,296    SC International Services, Inc.              SCIB        B2       9/15/03         1,303
                        9,971    Specialty Foods Inc.                         Term B      B3       4/30/01         9,946
                        3,077    Van De Kamps Inc.                            Term B      Ba3      4/30/03         3,085
                        1,923    Van De Kamps Inc.                            Term C      Ba3      9/30/03         1,928

                                 Total Food & Kindred Products (Cost--$40,254)                                    40,634

Forest                  1,000    Malette Inc.                                 --          Ba3      7/15/04         1,060
Products--1.0%          4,000    Tembec Finance Corp.                         --          B1       9/30/05         3,770

                                 Total Forest Products (Cost--$5,000)                                              4,830

General                 4,750    Camelot Music Acquisition Corp.              Term B      NR*      8/31/01         1,711
Merchandise--           7,323    Federated Department Stores, Inc.            Term        Ba1      3/31/00         7,304
Stores--2.8%            4,000    Specialty Retailers, Inc., Series A          --          B1       8/15/00         3,960

                                 Total General Merchandise--Stores (Cost--$15,961)                                12,975

Grocery Stores--        2,500    Grand Union Co.                              --          B3       9/01/04         2,481
2.4%                    5,000    The Penn Traffic Company                     --          Ba3     12/15/03         4,150
                        2,000    Pueblo Xtra International, Inc.              --          B2       8/01/03         1,790
                          905    Ralph's Grocery Co.                          Term B      Ba3      6/15/02           909
                          905    Ralph's Grocery Co.                          Term C      Ba3      6/15/03           909
                          905    Ralph's Grocery Co.                          Term D      Ba3      2/15/04           914

                                 Total Grocery Stores (Cost--$12,075)                                             11,153

Health                  1,500  ++Aetna Industries, Inc.                       --          B3      10/01/06         1,500
Services--9.4%          1,815    Community Health Care Inc.                   Term B      NR*     12/31/03         1,820
                        1,815    Community Health Care Inc.                   Term C      NR*     12/31/04         1,820
                        1,370    Community Health Care Inc.                   Term D      NR*     12/31/05         1,373
                        1,636    Dade International Inc.                      Term B      B1      12/31/02         1,647
                        1,636    Dade International Inc.                      Term C      B1      12/31/03         1,649
                        1,727    Dade International Inc.                      Term D      B1      12/31/04         1,743
                        1,500    Dynacare, Inc.                               --          B2       1/15/06         1,511
                        3,000    Grancare Inc., Senior Sub Notes              --          B2       9/15/05         2,947
                        3,000    Integrated Health Services, Inc.,
                                 Senior Sub Notes                             --          B2       7/15/04         3,135
                        8,890    MEDIQ/PRN Life Support Services, Inc.        --          B1       7/01/99         9,601
                        5,500    Magellan Health Services, Inc.,
                                 Senior Sub Notes                             --          B2       4/15/04         5,885
                        5,000    Medco Behavioral Care                        Term A      B2       6/01/03         4,980
                        3,000    Paracelsus Healthcare, Inc.,
                                 Senior Sub Notes                             --          B1       8/15/06         3,030
                        1,000    Regency Health Service, Inc.,
                                 Senior Sub Notes                             --          B2      10/15/02           992

                                 Total Health Services (Cost--$42,587)                                            43,633

SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                        Face                                                  Loan      Moody's    Stated        Value
Industries             Amount         Corporate Debt Obligations+++           Type      Rating    Maturity**   (Note 1b)
Hotels &             $  2,000  ++Four Seasons Hotels Inc.                     --          B1       7/01/00     $   2,010
Motels--1.5%            3,000    Prime Hospitality Corp.                      --          Ba3      1/15/06         2,962
                        2,000    Wyndham Hotel Corp., Senior Sub Notes        --          B2       5/15/06         2,050

                                 Total Hotels & Motels (Cost--$6,936)                                              7,022

Leasing & Rental        1,200    Cort Furniture Rental Corp.                  --          B2       9/01/00         1,254
Services--2.2%          4,940    Prime Acquisition                            Term        B1      12/31/00         4,943
                        4,000    The Scotsman Group, Inc.                     --          B1      12/15/00         4,040

                                 Total Leasing & Rental Services (Cost--$10,111)                                  10,237

Manufacturing--         3,000    Crain Industries Inc., Senior
1.8%                             Sub Notes                                    --          B3       8/15/05         3,225
                        3,623    Foamex LP                                    --          B1       6/01/00         3,605
                        1,500  ++Tokheim Corp., Senior Sub Notes              --          B3       8/01/06         1,526

                                 Total Manufacturing (Cost--$8,143)                                                8,356

Marking Devices--       3,000    Monarch Acquisition Corp.                    --          B2       7/01/03         3,232
0.7%

                                 Total Marking Devices (Cost--$3,000)                                              3,232

Materials Handling      1,500    Alvey Systems, Inc., Senior Sub Notes        --          NR*      1/31/03         1,560
& Storage--1.4%         5,000    Americold Corp.                              --          B2       3/01/05         5,012

                                 Total Materials Handling & Storage (Cost--$6,613)                                 6,572

Measuring,              4,651    CHF/Ebel USA Inc.                            Term B      NR*      9/30/01         4,578
Analyzing &
Controlling
Instruments--1.0%

                                 Total Measuring, Analyzing &
                                 Controlling Instruments (Cost--$4,578)                                            4,578

Metals &                3,000    Bayou Steel Corp.                            --          B2       3/01/01         2,805
Mining--8.1%            1,000    GS Technologies Operating Co.                --          B2       9/01/04         1,034
                        1,000    GS Technologies Operating Co.                --          B2      10/01/05         1,035
                        3,000    Gulf States Steel Corp.                      --          B1       4/15/03         2,715
                        2,000    Jorgensen (Earle M.) Co.                     --          B2       3/01/00         2,000
                        3,000    Renco Metals, Inc.                           --          B2       7/01/03         3,157
                        2,000    Republic Engineered Steel, Inc.              --          B2      12/15/01         1,870
                        2,000  ++Royal Oak Mines Inc.                         --          NR*      8/15/06         2,000
                        7,000    Russell Metals  Inc.                         --          B3       6/15/00         6,843
                        3,857    UCAR International, Inc.                     Term B      Ba3      1/31/03         3,862
                        5,000    WCI Steel, Inc.                              --          B1       3/01/02         5,175
                        5,190    Weirton Steel Corp.                          --          B2       6/01/05         4,853

                                 Total Metals & Mining (Cost--$37,987)                                            37,349

Musical                 3,000    Selmer Co., Inc., Senior Sub Notes           --          B3       5/15/05         3,165
Instruments--0.7%

                                 Total Musical Instruments (Cost--$3,000)                                          3,165

Packaging--1.8%         2,000  ++Packaging Resources Group                    --          B2       5/01/03         2,035
                        2,000  ++Printpack, Inc.                              --          B2       8/15/04         2,030
                        4,000    Sweetheart Cup Co.                           --          Ba3      9/01/00         4,060

                                 Total Packaging (Cost--$8,000)                                                    8,125


SCHEDULE OF INVESTMENTS (continued)                                                                       (In Thousands)
                        Face                                                  Loan      Moody's    Stated        Value
Industries             Amount         Corporate Debt Obligations+++           Type      Rating    Maturity**   (Note 1b)
Paper--13.4%         $  3,103    Fort Howard Corp.                            Term B      Ba3     12/31/02     $   3,123
                        1,500  ++Four M Corp.                                 --          B2       6/01/06         1,549
                        3,000    Gaylord Container Corp.                      --          Ba3      5/15/01         3,105
                       13,177    Jefferson Smurfit/Container Corp.
                                 of America                                   Term B      Ba3      4/30/02        13,260
                        5,000    Repap New Brunswick, Inc.                    --          B1       7/15/00         4,945
                        8,571    Riverwood International, Inc.                Term B      Ba3      2/28/04         8,609
                        3,429    Riverwood International, Inc.                Term C      Ba3      8/28/04         3,444
                        4,965    S.D. Warren Co.                              Term B      Ba2      6/30/02         4,982
                       18,900    Stone Container Corp.                        Term B      Ba3      4/01/00        18,983

                                 Total Paper (Cost--$60,977)                                                      62,000

Printing &              1,750  ++National Fiberstock Corp.                    --          B3       6/15/02         1,776
Publishing--1.0%        3,000    Treasure Chest Advertising Co.               Term        Ba3     12/31/02         3,008

                                 Total Printing & Publishing (Cost--$4,740)                                        4,784

Restaurant--1.7%        8,000    Host Marriott Corp.                          --          B1       5/15/05         7,800

                                 Total Restaurant (Cost--$7,786)                                                   7,800

Shipping--2.4%          4,500    Eletson Holdings, Inc.                       --          Ba2     11/15/03         4,320
                        3,000    Stena Line AB                                --          Ba2     12/15/05         3,030
                        2,000    Teekay Shipping Inc.                         --          Ba2      2/01/08         1,920
                        2,000    Viking Star Shipping Inc.                    --          Ba2      7/15/03         2,040

                                 Total Shipping (Cost--$11,387)                                                   11,310

Telephone               4,964    Shared Technology Inc.                       Term B      NR*      3/31/03         4,946
Communications--
1.1%

                                 Total Telephone Communications (Cost--$4,935)                                     4,946

Textile Mills           3,000  ++Avondale Mills Inc., Senior Sub Notes        --          B2       5/01/06         3,000
Products--1.2%          2,500    Dominion Textile USA, Inc.                   --          Ba2      4/01/06         2,500

                                 Total Textile Mills Products (Cost--$5,455)                                       5,500

Transportation--        4,000    Ameritruck Distribution Corp., Senior
1.3%                             Sub Notes                                    --          B3      11/15/05         3,810
                        2,100    Trism, Inc., Senior Sub Notes                --          B2      12/15/00         1,974

                                 Total Transportation (Cost--$5,965)                                               5,784

Utilities--2.2%         1,605    Beaver Valley Funding Corp.                  --          B1       6/01/07         1,394
                        4,000    Cleveland Electric Illuminating Co.          --          Ba2      5/15/05         3,870
                        1,000    El Paso Electric Co.                         --          Ba3      2/01/06           997
                        1,000    El Paso Electric Co.                         --          Ba3      5/01/11         1,006
                        2,920    Public Service of New Mexico                 --          Ba3      1/15/14         3,088

                                 Total Utilities (Cost--$10,276)                                                  10,355

Waste                   3,000  ++Norcal Waste Systems, Inc.                   --          B3      11/15/05         3,173
Management--0.7%

                                 Total Waste Management (Cost--$2,947)                                             3,173

                                 Total Corporate Debt Obligations (Cost--$549,673)--118.6%                       548,656


SCHEDULE OF INVESTMENTS (concluded)                                                                       (In Thousands)
                         Shares                                                                                   Value
Industries                Held                        Warrants (a)                                             (Note 1b)
Electrical                  3  ++Exide Electronics Corp.                                                       $      60
Instruments--0.0%

Leasing &                  66    Cort Furniture Rental Corp.                                                         165
Rental Services--
0.0%

Steel--0.0%                 3  ++Gulf States Steel Corp.                                                               1

                                 Total Warrants (Cost--$119)--0.0%                                                   226


                                                Short-Term Investments

Commercial                       General Electric Capital Corp. ($381,000
Paper***--0.1%                   par, maturing 9/03/1996, yielding 5.30%)                                            381

                                 Total Short-Term Investments (Cost--$381)--0.1%                                     381

                                 Total Investments (Cost--$550,173)--118.7%                                      549,263
                                 Liabilities in Excess of Other Assets--(18.7%)                                  (86,488)
                                                                                                               ---------
                                 Net Assets (Equivalent to $9.06 per share
                                 based on 51,070 shares outstanding)--100.0%                                   $ 462,775
                                                                                                               =========

  *Not Rated.
 **Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
(a)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
 ++Restricted securities as to resale. The value (in thousands) of the Portfolio's investment in restricted securities was approximately $28,036 (in thousands), representing 6.1% of net assets.

                                Acquisition                  Value
   Issue                          Date(s)        Cost      (Note 1b)

   Aetna Industries, Inc.
   due 10/01/06                  8/08/96       $ 1,500      $ 1,500

   Avondale Mills Inc., Senior
   Sub Notes due 5/01/06         4/23/96         2,955        3,000

   Cobb Theatres LLC, Senior
   Secured Notes due 3/01/03     2/29/96         1,500        1,552

   Delco Remy International
   Inc. due 8/01/06              7/26/96         1,000        1,017

   Exide Electronics Corp.
   (Warrants)                    3/07/96            85           60

   Four M Corp. due 6/01/06      5/23/96         1,500        1,549

   Four Seasons Hotels Inc.
   due 7/01/00                   1/25/94         1,945        2,010

   Gulf States Steel Corp.
   (Warrants)                    4/12/95            33            1

   K & F Industries, Inc.
   due 9/01/04                   8/12/96         1,000        1,014

   National Fiberstock Corp.
   due 6/15/02                   6/21/96         1,750        1,776

   Norcal Waste Systems, Inc.
   due 11/15/05                 11/15/95         2,947        3,173

   Packaging Resources Group
   due 5/01/03                   5/10/96         2,000        2,035

   Printpack, Inc.
   due 8/15/04                   8/15/96         2,000        2,030

   Remington Arms Company,
   Inc., Senior Sub Notes        6/20/96-
   due 12/01/03                  6/21/96         2,752        2,753

   Royal Oak Mines Inc.
   due 8/15/06                   8/05/96         2,000        2,000

   Tokheim Corp. due 8/01/06     8/16/96         1,500        1,526
   UNC, Inc. due 6/01/06         5/23/96         1,000        1,040

   Total                                       $27,467      $28,036
                                               =======      =======

+++Corporate loans represent 50.1% of the Portfolio's net assets.

   See Notes to Financial Statements.



FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of August 31, 1996
Assets:             Investments, at value (identified cost--$550,173,010)
                    (Note 1b)                                                                            $   549,262,533
                    Interest receivable                                                                       10,920,972
                    Deferred facility fees                                                                        14,837
                    Deferred organization expenses (Note 1f)                                                      41,347
                    Prepaid expenses and other assets                                                              6,002
                                                                                                         ---------------
                    Total assets                                                                             560,245,691
                                                                                                         ---------------

Liabilities:        Payables:
                      Loans (Note 5)                                            $    97,000,000
                      Investment adviser (Note 2)                                       249,477
                      Interest on loans (Note 5)                                         56,109
                      Commitment fees                                                    29,095               97,334,681
                                                                                ---------------
                    Accrued expenses and other liabilities                                                       135,955
                                                                                                         ---------------
                    Total liabilities                                                                         97,470,636
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   462,775,055
                                                                                                         ===============

Capital:            Common Stock, par value $.10 per share; 200,000,000
                    shares authorized (51,069,842 shares issued and
                    outstanding)                                                                         $     5,106,984
                    Paid-in capital in excess of par                                                         476,316,565
                    Undistributed investment income--net                                                       5,307,410
                    Accumulated realized capital losses on investments
                    --net (Note 6)                                                                           (23,045,427)
                    Unrealized depreciation on investments--net                                                 (910,477)
                                                                                                         ---------------
                    Total Capital--Equivalent to $9.06 net asset value
                    per share of Common Stock (market price--$9.25)                                      $   462,775,055
                                                                                                         ===============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1996
Investment Income   Interest and discount earned                                                         $    23,701,051
(Note 1e):          Facility and other fees                                                                      529,618
                                                                                                         ---------------
                    Total income                                                                              24,230,669
                                                                                                         ---------------

Expenses:           Loan interest expense (Note 5)                              $     2,586,100
                    Investment advisory fees (Note 2)                                 1,245,435
                    Borrowing costs (Note 5)                                            122,665
                    Printing and shareholder reports                                     62,947
                    Custodian fees                                                       48,758
                    Professional fees                                                    33,773
                    Transfer agent fees (Note 2)                                         29,557
                    Directors' fees and expenses                                         18,069
                    Amortization of organization expenses (Note 1f)                      10,153
                    Pricing services                                                      8,676
                    Listing fees                                                            392
                    Other                                                                39,174
                                                                                ---------------
                    Total expenses                                                                             4,205,699
                                                                                                         ---------------
                    Investment income--net                                                                    20,024,970
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                         (1,000,272)
Unrealized          Change in unrealized appreciation/depreciation
Loss on             on investments--net                                                                       (2,756,025)
Investments--Net                                                                                         ---------------
(Notes 1c, 1e & 3): Net Increase in Net Assets Resulting from Operations                                 $    16,268,673
                                                                                                         ===============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                  For the Six              For the
                                                                                 Months Ended             Year Ended
Increase (Decrease) in Net Assets:                                              August 31, 1996        February 29, 1996
Operations:         Investment income--net                                      $    20,024,970          $    23,524,388
                    Realized loss on investments--net                                (1,000,272)              (4,045,820)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                 (2,756,025)              10,795,412
                                                                                ---------------          ---------------
                    Net increase in net assets resulting from operations             16,268,673               30,273,980
                                                                                ---------------          ---------------

Dividends to        Investment income--net                                          (18,733,988)             (23,431,545)
Shareholders                                                                    ---------------          ---------------
(Note 1g):          Net decrease in net assets resulting from dividends
                    to shareholders                                                 (18,733,988)             (23,431,545)
                                                                                ---------------          ---------------

Capital Share       Net proceeds from issuance of Common Stock resulting
Transactions        from reorganization                                             222,966,255                       --
(Note 4):           Value of shares issued to Common Stock shareholders
                    in reinvestment of dividends                                      6,138,419                2,286,227
                                                                                ---------------          ---------------
                    Net increase in net assets resulting from capital
                    share transactions                                              229,104,674                2,286,227
                                                                                ---------------          ---------------

Net Assets:         Total increase in net assets                                    226,639,359                9,128,662
                    Beginning of period                                             236,135,696              227,007,034
                                                                                ---------------          ---------------
                    End of period*                                              $   462,775,055          $   236,135,696
                                                                                ===============          ===============

                   *Undistributed investment income--net                        $     5,307,410          $     4,016,428
                                                                                ===============          ===============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                         August 31, 1996
Cash Provided by    Net increase in net assets resulting from operations                                 $    16,268,673
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash used for operating activities:
                      Increase in receivables                                                                 (4,517,437)
                      Decrease in other assets                                                                   121,784
                      Increase in other liabilities                                                              217,958
                      Realized and unrealized loss on investments--net                                         3,756,297
                      Amortization of discount--net                                                             (255,538)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                 15,591,737
                                                                                                         ---------------

Cash Used for       Proceeds from sales of long-term investments                                             292,110,129
Investing           Purchases of long-term investments                                                      (298,126,756)
Activities:         Purchases of short-term investments                                                     (127,176,665)
                    Proceeds from sales and maturities of short-term investments                             128,818,000
                                                                                                         ---------------
                    Net cash used for investing activities                                                    (4,375,292)
                                                                                                         ---------------

Cash Used for       Cash receipts from borrowings                                                            136,000,000
Financing           Cash payments on borrowings                                                             (134,000,000)
Activities:         Dividends paid to shareholders                                                           (13,217,003)
                                                                                                         ---------------
                    Net cash used for financing activities                                                   (11,217,003)
                                                                                                         ---------------

Cash:               Net decrease in cash                                                                            (558)
                    Cash at beginning of period                                                                      558
                                                                                                         ---------------
                    Cash at end of period                                                                $             0
                                                                                                         ===============

Cash Flow           Cash paid for interest                                                               $     2,536,905
Information:                                                                                             ===============

Noncash             Capital shares issued in reinvestment of dividends paid
Financing           to shareholders                                                                      $     6,138,419
Activities:                                                                                              ===============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                              For the     For the     For the   Period
The following per share data and ratios have been derived                    Six Months     Year        Year   April 30,
from information provided in the financial statements.                         Ended       Ended       Ended   1993++ to
                                                                              Aug. 31,    Feb. 29,    Feb. 28,  Feb. 28,
Increase (Decrease) in Net Asset Value:                                       1996++++    1996++++    1995++++    1994
Per Share           Net asset value, beginning of period                      $   9.21   $   8.94    $   9.82   $   9.50
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .46        .92         .90        .70
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.15)       .27        (.87)       .25
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .31       1.19         .03        .95
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.46)      (.92)       (.84)      (.61)
                      Realized gain on investments--net                             --         --        (.07)      (.02)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.46)      (.92)       (.91)      (.63)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.06   $   9.21    $   8.94   $   9.82
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $   9.25   $   9.25    $  8.625   $  9.375
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           3.53%+++  14.14%        .82%     10.28%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on market price per share                              5.25%+++  18.82%       1.87%       .02%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement and excluding
Net Assets:         interest expense                                              .62%*      .92%        .80%       .67%*
                                                                              ========   ========    ========   ========
                    Expenses, net of reimbursement                               1.62%*     2.92%       2.46%      1.61%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     1.62%*     2.92%       2.46%      1.75%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       7.71%*    10.14%       7.07%      7.33%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $462,775   $236,136    $227,007   $248,342
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          62.12%     50.76%      44.81%     52.73%
                                                                              ========   ========    ========   ========

Leverage:           Amount of borrowings (in thousands)                       $ 97,000   $ 47,000    $ 82,000   $ 84,000
                                                                              ========   ========    ========   ========
                    Asset coverage per $1,000                                 $  5,760   $  6,024    $  3,768   $  3,956
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Until June 17, 1996, corporate loans were valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. As of June 17, 1996, the Board of Directors enhanced their policy for valuing corporate loans whereby the corporate loans would be valued at the average of the mean between the bid and asked quotes received from one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of distributions.

2. Investment Advisory Agreement with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management ("FAM"). The general partner of FAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $3,271 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1996 were $296,618,670 and $292,110,129, respectively.

Net realized and unrealized losses as of August 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investment              $(1,000,272)    $ (910,477)
                                  -----------     ----------
Total                             $(1,000,272)    $ (910,477)
                                  ===========     ==========

As of August 31, 1996, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $910,477, of which $8,113,128 related to appreciated securities and $9,023,605 related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $550,173,010.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the six months ended August 31, 1996, shares issued and outstanding increased by 25,430,250, of which 24,749,374 resulted from a reorganization and 680,876 resulted from reinvestment of dividends, to 51,069,842. At August 31, 1996, total paid-in capital amounted to $481,423,549.

5. Short-Term Borrowings:
On April 15, 1996, the Fund extended its credit agreement with a syndicate of banks led by The Bank of New York. The agreement is a $225,000,000 credit facility bearing interest at the Federal Funds Rate plus 0.50% and/or the Prime Rate plus 0% and/or the Eurodollar Rate plus 0.50%. For the six months ended August 31, 1996, the maximum amount borrowed was $119,000,000, the average amount borrowed was approximately $86,038,000, and the daily weighted average interest rate was 5.93%. For the six months ended August 31, 1996, facility and commitment fees aggregated $122,665.

6. Capital Loss Carryforward:
At February 29, 1996, the Fund had a net capital loss carryforward of approximately $12,363,000, of which $5,318,000 expires in 2003 and $7,045,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On September 6, 1996, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.078561 per share, payable on September 30, 1996 to shareholders of record as of September 17, 1996.

8. Acquisition of Senior High Income Portfolio II,
Inc. and Senior Strategic Income Fund, Inc.:
On April 15, 1996, pursuant to an agreement and plan of reorganization approved by shareholders, the Fund acquired all the assets and liabilities of Senior High Income Portfolio II, Inc. and Senior Strategic Income Fund, Inc. The acquisition was accomplished by a tax-free exchange of 24,749,374 Common Stock shares of the Fund for 16,710,754 and 7,818,379 Common Stock shares for Senior High Income Portfolio II, Inc. and Senior Strategic Income Fund, Inc., respectively. As of that date, Senior High Income Portfolio II, Inc.'s net assets of $148,924,064, including $3,140,213 of unrealized depreciation and $6,443,907 of accumulated net realized capital losses and Senior Strategic Income Fund, Inc.'s net assets of $71,458,384, including $150,877 unrealized appreciation and $2,762,085 accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $449,986,715.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
John W. Fraser, Vice President
R. Douglas Henderson, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, New York 10286

NYSE Symbol
ARK